Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stratex Oil & Gas Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Funk, Chief Executive Officer of the Company, certify to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the period ended June 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2014
/s/ Stephen Funk
Stephen Funk
Chief Executive Officer